Exhibit 10.20

EXECUTION COPY

Guarantee Extension Agreement

This Guarantee Extension Agreement (this “Agreement”) dated as of 5 March 2013 (the “Guarantee Extension Agreement Effective Date”), is made and entered into between Sanofi, a French Société Anonyme (“Sanofi”) and Scynexis, Inc., a Delaware corporation (“Scynexis”, together with Sanofi, the “Parties”).

RECITALS

WHEREAS, SCYNEXIS and HSBC Bank USA, National Association (“HSBC”) entered into a credit facility on April 9, 2010 in the total principal amount of USD 15,000,000 the “Facility”);

WHEREAS, Sanofi and HSBC entered into that certain Stand-Alone First Demand Guarantee, dated as of April 9, 2010, as in effect at any given time (the “Guarantee”) by which Sanofi guaranteed the Facility;

WHEREAS, the Parties entered into that certain Reimbursement Agreement; General Security Agreement dated as of April 9, 2010 (the “Security Agreement”);

WHEREAS, the Parties entered into that certain Addendum dated April 9, 2010 (the “Addendum”) whereby Scynexis agreed to use the proceeds of certain transactions to repay amounts owing to HSBC under the Facility under the conditions specified therein;

WHEREAS, Scynexis and HSBC contemplate amending the Facility to provide postponement of the Maturity Date (as defined in the Facility) of the Facility to 31 December 2014, by entering into that certain First Amendment to Facility, a final draft of which is attached hereto as Exhibit C (the “First Amendment to Facility”, and collectively with the Facility as amended thereby, the “Amended Facility”);

WHEREAS, Scynexis has requested that Sanofi amend and extend the Expiration Date of the Guarantee (as defined therein) to and including 30 January 2015;

WHEREAS, Sanofi is willing to amend and extend such Expiration Date of the Guarantee subject to: (i) receipt by Sanofi and Merial of the Observer Agreements (defined below) and, (ii) other terms hereunder;

WHEREAS, as a condition to and in consideration of the amendment and extension of the Guarantee, Sanofi requires that Scynexis enter into this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. CONDITIONS PRECEDENT

Sanofi shall procure extension of the Guarantee to 30 January 2015, in form and substance satisfactory to Sanofi and HSBC, no later than on 11 March 2013, close of business (New York time) and this Agreement shall become effective, provided all of the following conditions precedent are met:

A.	Sanofi Board Observation Rights. Scynexis shall have fully executed and delivered to Sanofi that certain Board Observation Rights Agreement by and between Parties, substantially in the same form as the form attached hereto as Exhibit A, no later than on March 2013 (the “Sanofi Observer Agreement”).

B.	Merial Board Observation Rights. Scynexis shall have fully executed and delivered to Merial Limited (“Merial”) that certain Board Observation Rights Agreement by and between Scynexis and Merial, substantially in the same form as the form attached hereto as Exhibit B, no later than on 6 March 2013 (the “Merial Observer Agreement”, together with the Sanofi Observer Agreement, the “Observer Agreements”).

C.	Execution. Sanofi shall have received this Agreement duly executed and delivered by Scynexis no later than on 6 March 2013.

D.	Fourth Amended and Restated Investors Rights Agreement. No later than on 7 March 2013, Scynexis shall have delivered to each of Merial and Sanofi an original copy fully executed by Scynexis and the relevant shareholders of a Fourth Amended and Restated Investor Rights Agreement (the “Fourth Amendment Agreement”), it being acknowledged and agreed that pdf signature pages shall be sufficient for purposes of this condition.

E.	Absence of Default. As of 11 March 2013, no Default or Event of Default under the Facility or the Security Agreement and no GEA EOD (as defined below) under this Agreement shall have occurred or be continuing.

F.	Representations and Warranties. All representations and warranties of Scynexis contained in the Security Agreement, in this Agreement, and in the Observer Agreements shall be true and correct in all respects with the same effect as though such representations and warranties had been made as of the Guarantee Extension Agreement Effective Date.

G.	Additional Documents. Sanofi shall have received such other statements, opinions, certificates, documents, and information with respect to the matters contemplated by this Agreement, the Observer Agreements, the Fourth Amendment Agreement, the Security Agreement, the Guarantee, the Facility and/or the First Amendment to the Facility as Sanofi may reasonably request.

SECTION 2. COVENANTS

Until the later of (i) all obligations of Sanofi under or in connection with the Guarantee (whether current, future, actual or contingent) irrevocably terminating and (ii) Sanofi having been irrevocably indemnified (by cash payment) in full by Scynexis for all amounts Sanofi shall have paid (if any) under or in connection with the Guarantee, Scynexis covenants to Sanofi that:

A.	Notice of HSBC Correspondence. Scynexis shall immediately forward any notice or correspondence from HSBC concerning either the Revolving Facility or the Term Facility (as defined in the Facility) other than mere interest rate fixing notices to Sanofi at the address listed in Section 5.B.

B.	Notice of Insolvency. Scynexis will promptly provide notice to Sanofi at the address named in Section 5.B. upon occurrence of or anticipation of insolvency as contained in Section 7(f) of the Facility.

C.

Financial Statements, Reports, Certificates. Scynexis shall deliver to Sanofi: (i) as soon as available, but in any event within 30 days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet, income statement, and statement of cash flows covering Scynexis’s operations during such period, in a form and substance reasonably acceptable to Sanofi and certified by a Responsible Officer; (ii) (a) as soon as available, but in any event within 45 days of the end of each fiscal quarter the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of Scynexis and its subsidiaries as of the end of and for such fiscal quarter, each prepared in accordance with GAAP, and (b) in the case of the financial statements referred to in the foregoing clause (a), a certification by the chief financial officer of Scynexis to the effect that such consolidated financial statements present fairly in all material respects the financial conditions and results of operations of Scynexis and its subsidiaries on a consolidated basis in accordance with GAAP, consistently applied (subject to normal year-end adjustments); (iii) as applicable, (a) as soon as available, but in any event within 60 days of the end of each fiscal semi-annual period the consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows of Scynexis and its subsidiaries as of the end of and for such fiscal semi-annual period, each prepared in accordance with GAAP, and (b) in the case of the financial statements referred to in the foregoing clause (a), a certification by the chief financial officer of Scynexis to the effect that such consolidated financial statements present fairly in all material respects the financial conditions and results of operations of Scynexis and its subsidiaries on a consolidated basis in accordance with GAAP, consistently applied (subject to normal year-end adjustments); (iv) as soon as available, but in any event within 150 days after the end of Scynexis’s fiscal year, audited consolidated and consolidating financial statements of Scynexis prepared in accordance with generally acceptable accounting principles, consistently applied; (v) an annual budget, approved by Scynexis’s Board of Directors, as soon as available but not later than 15 days after the beginning of each fiscal year of Scynexis during the term of this Agreement; (vi) if applicable, copies of all statements, reports and notices sent or made available by Scynexis to any holders of Subordinated Debt; (vii) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Scynexis or any subsidiary that could reasonably be expected to result in damages or costs to Scynexis or any subsidiary of $300,000 in aggregate or more; (viii) promptly upon receipt, each management letter prepared by Scynexis’s independent certified public accounting firm regarding Scynexis’s management control systems; and (ix) such budgets, sales projections, operating plans or other financial information generally prepared by Scynexis in the ordinary course of business as Sanofi may reasonably request from time to time.

a.	In addition, Scynexis shall also furnish to Sanofi any other material information pertaining to: (i) the financial condition or prospects of Scynexis; (ii) the ability of Scynexis to service the HSBC credit under the Facility as amended from time to time; (iii) the terms of the Credit Agreement; (iv) the Collateral (as defined in the Security Agreement) granted to Sanofi by the Security Agreement; (v) the terms of the Security Agreement, (vi) the terms of the Guarantee, or (vii) any change in the status of items (i)-(vi) above.

b.	At the same time as the financial statements required above for Scynexis are delivered, Scynexis shall deliver to Sanofi a certificate signed by Scynexis’ chief financial officer to the effect that, with reference to the circumstances and facts then prevailing, no GEA EOD (as defined below), no Event of Default as defined in Section 12 of the Security Agreement, no failure to comply with the terms of the Addendum thereof dated 9 April 2010, no Event of Default as defined in Section 7 of the Amended Facility, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an event of default, has occurred and is continuing (any such event of default or default, a “Credit Event”).

c.	As soon as possible, and in any event within three (3) calendar days after becoming aware of the occurrence of a Credit Event, Scynexis shall deliver to Sanofi a written statement of a Responsible Officer satisfactory to Sanofi setting forth details of the Credit Event, and the action which Scynexis has taken or proposes to take with respect thereto.

For the purposes of this Agreement, “Responsible Officer” shall mean each of the Chief Executive Officer, or the Chief Financial Officer of Scynexis. For the purposes of this Agreement, “Subordinated Debt” shall mean any debt incurred by Scynexis that is subordinated in writing to the debt owing by Scynexis to Sanofi on terms reasonably acceptable to Sanofi (and is identified as being such by Scynexis and Sanofi).

SECTION 3. REPRESENTATIONS AND WARRANTIES.

Scynexis represents and warrants to Sanofi that the following statements are true and correct in all material respects (and without limiting the foregoing, that the following sections A, C, D, F, G, J, K, and L shall be true and correct on the Guarantee Extension Agreement Effective Date, on the extension of the Guarantee, on each day the commitment fee is payable under Section 1.4 of the Amended Facility, on each repayment date under the Amended Facility, and on each interest payment date under the Amended Facility):

A.	Corporate Power and Authority. Scynexis has all requisite power and authority to enter into this Agreement, the Fourth Amendment Agreement, and the Observer Agreements and to carry out the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the Amended Facility, and the Observer Agreements.

B.	Authorization of Agreements. The execution and delivery of this Agreement, the Fourth Amendment Agreement, the First Amendment to the Facility, and the Observer Agreements by Scynexis has been duly authorized by all necessary action on the part of Scynexis and any relevant Scynexis shareholder.

C.	Reaffirmation of Security Agreement Representations and Warranties. All representations and warranties contained in the Security Agreement, the First Amendment to the Facility, the Fourth Amendment Agreement and the Observer Agreements are true and correct in all material respects as of the Guarantee Extension Agreement Effective Date, as of the effective date of the extension of the Guarantee, and as of the effective date of the First Amendment to Facility.

D.	No Conflict. The execution, delivery and performance of this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, and the Observer Agreements by Scynexis does not and will not: (i) violate: (A) any provision of any law or any governmental rule or regulation applicable to Scynexis; (B) the certificate or articles of incorporation or by-laws of Scynexis; or (C) any order, judgment or decree of any court or other agency or government binding on Scynexis; (ii) conflict with, result in a breach or constitute (with or without due notice or lapse of time or both) a conflict, breach or default under any Contractual Obligation of Scynexis, which such breach or default would give rise to any liability (or liabilities) and/or other payment obligation(s) of Scynexis (whether current, future, actual or contingent) of at least $300,000 in aggregate; or (iii) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Scynexis, except for such approvals or consents which will be obtained on or before the Guarantee Extension Agreement Effective Date and disclosed to Sanofi.

For the purposes of this Agreement, “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, joint stock company, trust, land trust, business trust, employee benefit plan or trust, unincorporated organization or other entity. For the purposes of this Agreement, “Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect upon, the assets, properties, operations, business, condition, or prospects (financial or otherwise) of Scynexis, (b) a material impairment of the ability of any of Scynexis or an Affiliate of Scynexis to perform under any Loan Document (as defined in the Observer Agreements) to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against Scynexis of any Loan Document to which it is a party. For the purposes of this Agreement, “Contractual Obligations” shall mean as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, lien, deed of trust or other instrument or arrangement (whether in writing or otherwise) and whether now existing or contingent on some future event to which such Person is a party or by which it or any of such Person’s property is or may become bound.

E.	No HSBC Correspondence. Scynexis has not received any notice or correspondence pertaining to, threatening, suggesting or stating that there has been or may have been an Event of Default or Default (as such terms are defined in the Facility) under the Facility.

F.	Solvent; No Fraudulent Transfer. No event or circumstance contemplated by Section 7(f) of the Facility with respect to Scynexis has occurred and consummation of the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, and the Observer Agreements, will cause the occurrence of any such event or circumstance. No transfer of property is being made and no obligation is being incurred by Scynexis or any subsidiary in connection with the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, and the Observer Agreements with the intent or where the effect is to hinder, delay or defraud either present or future creditors of Scynexis or any subsidiary.

G.	Outstanding Balance. Scynexis has provided to Sanofi a summary of the outstanding balance of both the Revolving Facility and the Term Facility as of the Guarantee Extension Agreement Effective Date.

H.	Binding Obligation. This Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, and the Observer Agreements have been duly executed and delivered by Scynexis and this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, and the Observer Agreements are the legally valid and binding obligations of Scynexis, enforceable against Scynexis in accordance with their respective terms.

I.	Absence of Default – Omnibus. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, or the Observer Agreements that would constitute an Event of Default or Default (as defined in the Facility).

J.	Absence of Default – Security Agreement and Amended Facility. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, or the Observer Agreements that would constitute an Event of Default or Default under the Security Agreement or the Amended Facility.

K.	Absence of Guarantee Extension Agreement Event of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement, the Fourth Amendment Agreement, the First Amendment to Facility, or the Observer Agreements that would constitute an Event of Default or Default under the Guarantee Extension Agreement.

SECTION 4. GUARANTEE EXTENSION AGREEMENT EVENTS OF DEFAULT

The following shall constitute Guarantee Extension Agreement Events of Default (each, a “GEA EOD”) hereunder:

A.	Any representation or warranty made (i) by Scynexis in this Guarantee Extension Agreement or any related document or in connection with the extension of the Guarantee or (ii) in any certificate, statement or report made in compliance with this Guarantee Extension Agreement shall prove to have been false in any respect when made, repeated, and deemed repeated.

B.	Any covenant made by Scynexis in this Guarantee Extension Agreement or any related document or in connection with the extension of the Guarantee or made in compliance with this Guarantee Extension Agreement shall prove to have materially not have been complied with.

C.	Any covenant made (i) by Scynexis in this Guarantee Extension Agreement or any related document or in connection with the extension of the Guarantee or (ii) in any certificate, statement or report made in compliance with this Guarantee Extension Agreement shall have proved to have been breached, provided that the following grace periods apply:

a.	Under Section 2.A. of this Agreement:

i.	Five (5) Business Days, where the correspondence does not relate to an Event of Default under Section 7 of the Facility,

ii.	Two (2) Business Days, where the correspondence does relate to an Event of Default under Section 7 of the Facility,

b.	Under Section 2.B. of this Agreement, there is no grace period,

c.	Under Section 2.C. of this Agreement, five (5) Business Days.

For the purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks are authorized or required to close in New York.

SECTION 5. MISCELLANEOUS

A.	Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of North Carolina, without giving effect to applicable principles of conflicts of laws thereof.

B.	Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to Sanofi:

Sanofi

54 rue La Boétie

75008 Paris, France

Attention: Marie Debans; Corinne Cervantes; Alexander de Daranyi

with a copy to:

Life Sciences Law

870 Martin Luther King, Jr. Blvd.

Chapel Hill, NC 27514

Attention: Sheila Mikhail

if to Scynexis:

3501 C Tricenter Boulevard

Durham, North Carolina 27713

Attn: Yves Ribeill, Ph.D

          President and Chief Executive Officer

Tel: (919) 544-8600

Fax: (919) 544-8697

C.	Terms Defined. As used herein, capitalized terms shall have the meanings given to them in the Facility, as in effect at any given time, except as otherwise defined herein, or as the context otherwise requires, provided that, the definitions of Preferred Stock and Holders shall have the meanings given to them in the Fourth Amendment Agreement.

D.

Waiver. On or prior to the Guarantee Extension Agreement Effective Date, and contingent upon Scynexis fully executing and delivering that certain Certificate attached to the HEOS Waiver (as defined below), Sanofi has waived in writing, all of its rights in connection with HEOS ® information management software, together with all parts, accessories, attachments, replacements thereof and additions thereto other than any hardware including any tangible Collateral (as defined in the Security Agreement) in which such elements have been uploaded in the past (collectively, the “HEOS Software” the waiver referred to as the “HEOS Waiver”), as further described in the HEOS Waiver, attached hereto as Exhibit D. Any inaccuracy of any representation or warranty and any breach of any covenant hereunder arising in connection with the HEOS Software shall not constitute a breach hereunder to the extent waived in the HEOS Waiver.

E.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

F.	Entire Agreement. This Agreement, and the terms and provisions hereof, constitute the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof; whether express or implied, oral or written.

G.	Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

H.	Further Assurances. The Parties each, at any time or from time to time shall execute and deliver or cause to be executed and delivered such further assurances, instruments, consents, waivers, or documents as may be reasonably necessary to fulfill the terms and conditions of this Agreement. The responsible party shall promptly cure any defects in the execution and delivery of the documents evidencing the granting of the board observer rights and immediately execute and deliver to the other Party all such other and further instruments as may be reasonably required from time to time in order to satisfy or comply with the covenants and agreements made in this Agreement.

I.	Specific Performance. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

J.

Venue. SCYNEXIS HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NORTH CAROLINA AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE

PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. SCYNEXIS HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 5.B. OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

[SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, Scynexis and Sanofi have caused this Agreement to be executed by their respective duly authorized agents or officers, to be effective as of the Effective Date.

SCYNEXIS, INC.

By:	/s/ Yves Ribeill
Name:	Yves Ribeill
Title:	President and CEO

SANOFI

By:	/s/ Jerome Contamine
Name:	Jerome Contamine
Title:	Executive Vice President, Chief Financial Officer

Exhibit A

Sanofi Board Observation Rights Agreement

BOARD OBSERVATION RIGHTS AGREEMENT

This Board Observation Rights Agreement (this “Agreement”) is made and entered into as of 5 March 2013 (the “Effective Date”) by and between Sanofi, a French Société Anonyme (“Sanofi”), and Scynexis, Inc,, a Delaware corporation (“Scynexis”, together with Sanofi, the “Parties”).

RECITALS

WHEREAS, Sanofi and HSBC Bank USA, National Association (“HSBC”) entered into that certain Stand-Alone First Demand Guarantee, dated as of April 9, 2010, as subsequently amended (the “Guarantee”), whereby Sanofi guaranteed the loan;

WHEREAS, the Parties entered into that certain Reimbursement Agreement; General Security Agreement dated as of April 9, 2010 (the “Security Agreement”);

WHEREAS, Scynexis has requested that Sanofi amend and extend the Expiration Date of the Guarantee (as defined therein) to and including 30 January 2015;

WHEREAS, Sanofi is willing to amend and extend the Expiration Date of the Guarantee, subject to the terms of that certain Guarantee Extension Agreement dated as of 5 March 2013, by and between Parties (the “GEA”);

WHEREAS, in consideration of the amendment and extension of the Guarantee, Sanofi requires that Scynexis obtain all necessary consents to grant and shall subsequently grant Sanofi and Merial Limited (“Merial”) board observation rights;

WHEREAS, Merial is the Animal Health Division of Sanofi;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. RIGHTS GRANTED

As consideration for the amendment and extension of the Guarantee, Scynexis hereby grants Sanofi the following rights:

A.	Additional Observer Rights. In addition to the contractual board observer rights Sanofi shall be entitled to in Section 1.B. below, Sanofi shall be entitled to receive and Scynexis shall furnish: (a) nonpublic financial information about Scynexis; (b) the same financial information as set forth in Sections 3.1(a), (b) and (c) of that certain Fourth Amended and Restated Investor Rights Agreement of Scynexis dated as of 5 March 2013 (the “Fourth Amended and Restated Investor Rights Agreement”); and (c) inspection rights equivalent to the rights set out in Section 3.2 of the Fourth Amended and Restated Investor Rights Agreement.

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B.	Sanofi Observer. Until the later of (i) all obligations of Sanofi under or in connection with the Guarantee (whether current, future, actual or contingent) irrevocably terminating and (ii) Sanofi having been irrevocably indemnified (by cash payment) in full by Scynexis for all amounts Sanofi shall have paid (if any) under or in connection with the Guarantee, Scynexis shall invite Sanofi, and Sanofi shall have the right, but not the obligation, to designate one (1) individual who shall be reasonably acceptable to Scynexis, which consent shall not be unreasonably withheld, conditioned, or delayed (the “Sanofi Observer”) to attend in a nonvoting observer capacity all meetings of the Board of Directors of Scynexis (the “Scynexis Board”), provided that, Sanofi will exercise reasonableness when deciding whether to send such Sanofi Observer to any meeting of the Scynexis Board taking into consideration available meeting space, and in connection therewith, Scynexis shall give the Sanofi Observer copies of all notices, minutes, consents and other materials, financial or otherwise, which Scynexis provides to the Scynexis Board; provided, however, that Scynexis reserves the right to exclude the Sanofi Observer from access to any material or meeting or portion thereof if Scynexis believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege between Scynexis and its counsel, to protect highly confidential information, or if the information relates to a transaction or arrangement with a third party whose business is competitive with the business of Sanofi or its affiliates and the Scynexis Board reasonably determines that it is in the best interest of Scynexis to withhold such information from Sanofi Observer; provided that such exclusion of the Sanofi Observer is to the minimum extent required to preserve the attorney-client privilege, to protect highly confidential information, or to protect competitive third parties interests, as applicable.

C.

Confidentiality. Sanofi Observer agrees to use, and to use the same degree of care that Sanofi Observer uses to protect its own confidential information and to keep confidential any information furnished to it pursuant to Sections 3.1 and 3.2 of the Fourth Amended and Restated Investor Rights Agreement that Scynexis identifies as being confidential or proprietary (so long as such information is not in the public domain), except that Sanofi Observer may disclose such proprietary or confidential information to any subsidiary, affiliate or parent of Sanofi as long as such subsidiary, affiliate or parent is advised of the confidentiality provisions of this Section 1.C. Sanofi Observer shall have no obligations of confidentiality or non-use with respect to information (i) at such time as it enters the public domain through no fault of Sanofi Observer; (ii) that is communicated to it by a third party free of any obligation of confidentiality to Scynexis known to Sanofi Observer; or (iii) that is developed by Sanofi Observer or its agents independently of and without reference to any confidential information communicated by Scynexis. Without limiting the foregoing,

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the Sanofi Observer may disclose all information provided to the Sanofi Observer in connection with the Sanofi Observer’s rights under this Agreement to Sanofi and to any subsidiary, parent or affiliate of Sanofi, provided that, Sanofi Observer may not disclose any information provided to it that Scynexis identifies as being confidential or proprietary (unless the addressee of the disclosure is advised of the confidentiality provisions of this Section 1.C.), except to the extent required to be disclosed by law, court order, or regulatory process, (but solely to the extent such information has not otherwise been disclosed by Scynexis to Sanofi’s shareholders as a result of its ongoing business relationship). Nothing in this Agreement shall prevent disclosure to any stock exchange, subsidiary, affiliate, parent, attorney, tax authority, financial, antitrust, trade or life science regulator, auditor, or accountant of Sanofi or of any subsidiary thereof. Sanofi and the Sanofi Observer shall have no fiduciary duty, including, without limitation, a duty of loyalty or care, to Scynexis or any shareholder of the Company, under Delaware law or otherwise, with respect to or arising from Sanofi’s and the Sanofi Observer’s rights and position as a board observer or receipt of information from Scynexis. Notwithstanding any other provision in this Agreement, the obligation of confidentiality and non-use of this Section 1.C. shall only apply to information which in the reasonable judgment of Scynexis and Sanofi from content and circumstances is confidential.

D.	Termination. The rights described in this Agreement shall terminate and be of no further force or effect upon the later of: (a) the first date that Sanofi and Sanofi’s affiliates no longer hold any shares of Scynexis’s stock (or shares of Scynexis’s stock issued upon conversion thereof) or (b) Sanofi no longer has any obligations under the Guarantee and Scynexis no longer has any obligations under the Security Agreement. In addition, Sanofi shall have the right to replace or terminate Sanofi Observer any time, without prior notice to Scynexis, and without cause. The confidentiality provision of this Agreement shall survive any termination for five (5) years.

SECTION 2. REPRESENTATIONS AND WARRANTIES

Scynexis represents and warrants to Sanofi as of the Effective Date that the following statements are true and correct in all material respects:

A.	Corporate Power and Authority. Scynexis has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

B.	Authorization of Agreements. The execution and delivery of this Agreement by Scynexis has been duly authorized by all necessary action on the part of Scynexis.

C.	Necessary Consents. All necessary consents, approvals, waivers, instruments, amendments, registrations, and authorizations of all governmental authorities and other Persons, including, without limitation, the Scynexis Board and shareholders of Scynexis, in connection with this Agreement have been obtained.

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D.	No Conflict. The execution, delivery and performance of this Agreement by Scynexis does not and will not: (i) violate: (A) any provision of any law or any governmental rule or regulation applicable to Scynexis; (B) the certificate or articles of incorporation or partnership agreement or other agreements by which Scynexis is bound, other constitutive documents or by-laws of the Scynexis; or (C) any order, judgment or decree of any court or other agency or government binding on the Scynexis; (ii) conflict with, result in a breach or constitute (with or without due notice or lapse of time or both) a conflict, breach or default under any Contractual Obligation of Scynexis, except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, or has otherwise been specifically waived by Sanofi, in writing; or (iii) require any approval of stockholders, directors, members or partners or any approval or consent of any Person under any Contractual Obligation of Scynexis, except for such approvals or consents which will be obtained on or before the Effective Date and disclosed to Sanofi, and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

For the purposes of this Agreement, “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, joint stock company, trust, land trust, business trust, employee benefit plan or trust, unincorporated organization or ether entity. For the purposes of this Agreement, “Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect upon, the assets, properties, operations, business, or condition (financial or otherwise) of Scynexis, (b) a material impairment of the ability of Scynexis or an affiliate of Scynexis to perform under any Loan Document (as defined below) to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against Scynexis of any Loan Document to which it is a party. For the purposes of this Agreement, “Contractual Obligations” shall mean as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person’s property is bound. For the purposes of this Agreement, “Loan Documents” shall mean the Security Agreement, the GEA, that Credit Agreement by and between HSBC and Scynexis, dated as of April 9, 2010 (the “Credit Agreement”), as in effect at any given time, that certain Board Observation Rights Agreement, by and between Merial and Scynexis, dated as of      March 2013 (the “Merial BORA”) and this Agreement.

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E.	Binding Obligation. This Agreement has been duly executed and delivered by Scynexis and the Agreement is the legally valid and binding obligation of Scynexis, enforceable against Scynexis in accordance with its respective terms.

F.	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event or Default or Default (as defined in the Facility).

SECTION 3. MISCELLANEOUS

A.	Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of North Carolina, without giving effect to applicable principles of conflicts of laws thereof.

B.	Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to Sanofi:

Sanofi

54 rue La Boétie

75008 Paris, France

Attention: Marie Debans; Corinne Cervantes; Alexander de Daranyi

with a copy to:

Life Sciences Law

870 Martin Luther King, Jr. Blvd.

Chapel Hill, NC 27514

Attention: Sheila Mikhail

if to Scynexis:

3501C Tricenter Boulevard

Durham, North Carolina 27713

Attn: Yves Ribeill, Ph.D.

          President and Chief Executive Officer

Tel: (919) 544-8600

Fax: (919) 544-8697

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C.	Indemnity. Without prejudice to the provisions of Section 1.C. and without creating any implication that observer owes any fiduciary duties of any kind, including, without limitation, a duty of loyalty or care, to Scynexis, its shareholders, its affiliates and other related Persons or any other person or entity, Scynexis shall, to the maximum extent legally permissible, indemnify, defend and hold harmless each and every person who may serve or who has served at any time as a Sanofi Observer against any and all losses, costs, expenses and liabilities of any type, kind or nature, including, without limitation, counsel fees and expenses, judgments, fines, excise taxes, penalties and settlement payments, or other costs, incurred by or imposed upon such person in connection with any threatened, pending or completed action, suit or proceeding, whether in law or in equity, in which he or she may become involved as a result of, by virtue of being a Sanofi Observer, or by reason of his or her service in such capacity.

The indemnification provided hereunder shall inure to the benefit of the heirs, executors and administrators of persons entitled to indemnification hereunder. The right of indemnification under this Section 3.C. shall be in addition to and not exclusive of all other rights to which any person may be entitled.

No amendment or repeal of the provisions of this Section 3.C. which adversely affects the right of an indemnified person under this Section 3.C. shall apply to such person with respect to those acts or omissions which occurred at any time prior to such amendment or repeal, unless such amendment or repeal was voted by or was made with the written consent of Sanofi.

D.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

E.	Entire Agreement. This Agreement, and the terms and provisions hereof, constitute the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

F.	Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

G.

Further Assurances. The Parties each, at any time or from time to time, shall execute and deliver or cause to be executed and delivered such further assurances, instruments, consents, waivers, or documents as may be reasonably necessary to fulfill the terms and conditions of this Agreement. The responsible party shall promptly cure any defects in the execution and delivery of the documents evidencing

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the granting of the board observer rights and immediately execute and deliver to the other Party all such other and further instruments as may be reasonably required from time to time in order to satisfy or comply with the covenants and agreements made in this Agreement.

H.	Specific Performance. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

I.	Venue. SCYNEXIS HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NORTH CAROLINA AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. SCYNEXIS HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 3.B. OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Scynexis and Sanofi have caused this Agreement to be executed by their respective duly authorized agents or officers, to be effective as of the Effective Date.

SCYNEXIS, INC.

By:	/s/ Yves Ribeill
Name:	Yves Ribeill
Title:	President and CEO

SANOFI

By:	/s/ Jérôme Contamine
Name:	Jérôme Contamine
Title:	Executive Vice President, Chief Financial Officer

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Exhibit B

Merial Board Observation Rights Agreement

BOARD OBSERVATION RIGHTS AGREEMENT

This Board Observation Rights Agreement (this “Agreement”) is made and entered into as of 8 March 2013 (the “Effective Date”) by and between Merial Limited, a company domesticated in Delaware (“Merial”), and Scynexis, Inc., a Delaware corporation (“Scynexis”, together with Merial, the “Parties”).

RECITALS

WHEREAS, Sanofi, a French Société Anonyme (“Sanofi”), and HSBC Bank USA, National Association (“HSBC”) entered into that certain Stand-Alone First Demand Guarantee, dated as of April 9, 2010, as subsequently amended (the “Guarantee”), whereby Sanofi guaranteed the loan;

WHEREAS, Scynexis has requested that Sanofi amend and extend the Expiration Date of the Guarantee (as defined therein) to and including 30 January 2015;

WHEREAS, Sanofi is willing to amend and extend the Expiration Date of the Guarantee, subject to the terms of that certain Guarantee Extension Agreement, dated as of      March 2013, by and between the Parties (the “GEA”);

WHEREAS, in consideration of the amendment and extension of the Guarantee, Sanofi requires that Scynexis obtain all necessary consents to grant and shall subsequently grant Sanofi and Merial board observation rights;

WHEREAS, Merial is the Animal Health Division of Sanofi;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

SECTION 1. RIGHTS GRANTED

As consideration for the amendment and extension of the Guarantee, Scynexis hereby grants Merial the following rights:

A.	Additional Observer Rights. In addition to the contractual board observer rights Merial shall be entitled to in Section 1.B. below, Merial shall be entitled to receive and Scynexis shall furnish: (a) nonpublic financial information about Scynexis; (b) the same financial information as set forth in Sections 3.1(a), (b) and (c) of that certain Fourth Amended and Restated Investor Rights Agreement of Scynexis, dated as of March 2013 (the “Fourth Amended and Restated Investor Rights Agreement”); and (c) inspection rights equivalent to the rights set out in Section 3.2 of the Fourth Amended and Restated Investor Rights Agreement.

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B.	Merial Observer. Scynexis shall invite Merial, and Merial shall have the right, but not the obligation, to designate one (1) individual who shall be reasonably acceptable to Scynexis, during any period that a representative of Merial is not a member of the Board of Directors of Scynexis (the “Scynexis Board”), which consent shall not be unreasonably withheld, conditioned, or delayed (the “Merial Observer”) to attend in a nonvoting observer capacity all meetings of the Scynexis Board, and in connection therewith, Scynexis shall give the Merial Observer copies of all notices, minutes, consents and other materials, financial or otherwise, which Scynexis provides to the Scynexis Board; provided, however, that Scynexis reserves the right to exclude the Merial Observer from access to any material or meeting or portion thereof if Scynexis believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege between Scynexis and its counsel, to protect highly confidential information, or if the information relates to a transaction or arrangement with a third party whose business is competitive with the business of Merial or its affiliates and the Scynexis Board reasonably determines that it is in the best interest of Scynexis to withhold such information from Merial; provided that such exclusion of the Merial Observer is to the minimum extent required to preserve the attorney-client privilege, to protect highly confidential information, or to protect competitive third parties interests, as applicable.

C.

Confidentiality. Merial Observer agrees to use, and to use the same degree of care that Merial Observer uses to protect its own confidential information and to keep confidential any information furnished to it pursuant to Sections 3.1 and 3.2 of the Fourth Amended and Restated Investor Rights Agreement, that Scynexis identifies as being confidential or proprietary (so long as such information is not in the public domain), except that Merial Observer may disclose such proprietary or confidential information to any subsidiary, affiliate or parent of Merial as long as such subsidiary, affiliate or parent is advised of the confidentiality provisions of this Section 1.C. Merial Observer shall have no obligations of confidentiality or non-use with respect to information (i) at such time as it enters the public domain through no fault of Merial; (ii) that is communicated to it by a third party free of any obligation of confidentiality to Scynexis known to Merial Observer; or (iii) that is developed by Merial Observer or its agents independently of and without reference to any confidential information communicated by Scynexis. Without limiting the foregoing, the Merial Observer may disclose all information provided to the Merial Observer in connection with the Merial Observer’s rights under the this Agreement to Merial, Sanofi and to any subsidiary, parent or affiliate of Sanofi, provided that, Merial Observer may not disclose any information provided to it that Scynexis identifies as being confidential or proprietary (unless the addressee of the disclosure is advised of the confidentiality provisions of this Section 1.C.), except to the extent required to be disclosed by law, court order or regulatory process, (but solely to the extent such

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information has not otherwise been disclosed by Scynexis to Merial’s shareholders as a result of its ongoing business relationship). Nothing in this Agreement shall prevent disclosure to any stock exchange, subsidiary, affiliate, parent, attorney, tax authority, financial, antitrust, trade or life science regulator, auditors, accountants of Merial or of any parent or subsidiary thereof. Merial and the Merial Observer shall have no fiduciary duty, including, without limitation, a duty of loyalty or care, to Scynexis or any shareholder of Scynexis, under Delaware law or otherwise, with respect to or arising from Merial’s and the Merial Observer’s rights and position as a board observer or receipt of information from Scynexis. Notwithstanding any other provision in this Agreement, the obligation of confidentiality and non-use of this Section 1.C. shall only apply to information which in the reasonable judgment of Scynexis and Merial from content and circumstances is confidential.

D.	Termination. The rights described in this Agreement shall terminate and be of no further force or effect upon the later of: (a) the first date that Merial and Merial’s affiliates no longer hold any shares of Scynexis’s stock (or shares of Scynexis’s stock issued upon conversion thereof) or (b) Sanofi no longer has any obligations under the Guarantee and Scynexis no longer has any obligations under the Security Agreement. In addition, Merial shall have the right to replace or terminate the Merial Observer any time, without prior notice to Scynexis, and without cause. The confidentiality provision of this Agreement shall survive any termination for five (5) years.

SECTION 2. REPRESENTATIONS AND WARRANTIES

Scynexis represents and warrants to Merial as of the Effective Date that the following statements are true and correct in all material respects:

A.	Corporate Power and Authority. Scynexis has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

B.	Authorization of Agreements. The execution and delivery of this Agreement by Scynexis has been duly authorized by all necessary action on the part of Scynexis.

C.	Necessary Consents. All necessary consents, approvals, waivers, instruments, amendments, registrations, and authorizations of all governmental authorities and other Persons, including, without limitation, the Scynexis Board and shareholders of Scynexis, in connection with this Agreement have been obtained.

D.

No Conflict. The execution, delivery and performance of this Agreement by Scynexis does not and will not: (i) violate: (A) any provision of any law or any governmental rule or regulation applicable to Scynexis; (B) the certificate or articles of incorporation or partnership agreement or other agreements by which Scynexis is bound, other constitutive documents or by-laws of the Scynexis; or (C) any order,

3

judgment or decree of any court or other agency or government binding on the Scynexis; (ii) conflict with, result in a breach or constitute (with or without due notice or lapse of time or both) a conflict, breach or default under any Contractual Obligation of Scynexis, except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, or has otherwise been specifically waived by Sanofi in writing; or (iii) require any approval of stockholders, directors, members or partners or any approval or consent of any Person under any Contractual Obligation of Scynexis, except for such approvals or consents which will be obtained on or before the Effective Date and disclosed to Merial, and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

For the purposes of this Agreement, “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, joint stock company, trust, land trust, business trust, employee benefit plan or trust, unincorporated organization or other entity. For the purposes of this Agreement, “Material Adverse Effect” shall mean (a) a material adverse change in, or a material adverse effect upon, the assets, properties, operations, business, or condition (financial or otherwise) of Scynexis, (b) a material impairment of the ability of Scynexis or an affiliate of Scynexis to perform under any Loan Document (as defined in the First Amendment to Credit Agreement) to which it is a party, or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against Scynexis of any Loan Document to which it is a party. For the purposes of this Agreement, “Contractual Obligations” shall mean as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise) to which such Person is a party or by which it or any of such Person’s property is bound. For the purposes of this Agreement, “Loan Documents” shall mean that certain Security Agreement by and between Sanofi and Scynexis, dated as of April 9, 2010 (the “Security Agreement”), the GEA, that certain Facility, by and between Scynexis and HSBC, dated as of April 9, 2010 (the “Facility”), as in effect at any given time, that certain Board Observation Rights Agreement, by and between Sanofi and Scynexis, dated as of March      2013 (the “Sanofi BORA”) and this Agreement.

E.	Binding Obligation. This Agreement has been duly executed and delivered by Scynexis and the Agreement is the legally valid and binding obligation of Scynexis, enforceable against Scynexis in accordance with its respective terms.

F.	Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default or Default (as defined in the Facility).

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SECTION 3. MISCELLANEOUS

A.	Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of North Carolina, without giving effect to applicable principles of conflicts of laws thereof.

B.	Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to Merial:

Merial Limited

3239 Satellite Boulevard

Duluth, Georgia 30096

Attention: US General Counsel

Fax: 678-638-3960

with a copy to:

Life Sciences Law

870 Martin Luther King, Jr. Blvd.

Chapel Hill, NC 27514

Attention: Sheila Mikhail

if to Scynexis:

3501C Tricenter Boulevard

Durham, North Carolina 27713

Attn: Yves Ribeill, Ph.D

          President and Chief Executive Officer

Tel: (919) 544-8600

Fax: (919) 544-8697

C.

Indemnity. Without prejudice to the provisions of Section 1.C. and without creating any implication that observer owes any fiduciary duties of any kind, including, without limitation, a duty of loyalty or care, to Scynexis, its shareholders, its affiliates and other related Persons or any other person or entity, Scynexis shall, to the maximum extent legally permissible, indemnify, defend and hold harmless each and every person who may serve or who has served at any time as a Merial Observer against any and all losses, costs, expenses and liabilities of any type, kind or nature, including, without limitation, counsel fees and expenses, judgments, fines, excise taxes, penalties and settlement payments, or other costs, incurred by or imposed upon

5

such person in connection with any threatened, pending or completed action, suit or proceeding, whether in law or in equity, in which he or she may become involved as a result of, by virtue of being a Merial Observer, or by reason of his or her service in such capacity.

The indemnification provided hereunder shall inure to the benefit of the heirs, executors and administrators of persons entitled to indemnification hereunder. The right of indemnification under this Section 3.C. shall be in addition to and not exclusive of all other rights to which any person may be entitled.

No amendment or repeal of the provisions of this Section 3.C. which adversely affects the right of an indemnified person under this Section 3.C. shall apply to such person with respect to those acts or omissions which occurred at any time prior to such amendment or repeal, unless such amendment or repeal was voted by or was made with the written consent of Merial.

D.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

E.	Entire Agreement. This Agreement, and the terms and provisions hereof, constitute the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

F.	Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

G.	Further Assurances. The Parties each, at any time or from time to time, shall execute and deliver or cause to be executed and delivered such further assurances, instruments, consents, waivers, or documents as may be reasonably necessary to fulfill the terms and conditions of this Agreement. The responsible party shall promptly cure any defects in the execution and delivery of the documents evidencing the granting of the board observer rights and immediately execute and deliver to the other Party all such other and further instruments as may be reasonably required from time to time in order to satisfy or comply with the covenants and agreements made in this Agreement.

H.	Specific Performance. Irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with the terms hereof, and the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

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I.	Venue. SCYNEXIS HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NORTH CAROLINA AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. SCYNEXIS HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 3.B. OF THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Scynexis and Merial have caused this Agreement to be executed by their respective duly authorized agents or officers, to be effective as of the Effective Date.

SCYNEXIS, INC.

By:	/s/ Yves Ribeill
Name:	Yves Ribeill
Title:	President and CEO

MERIAL LIMITED

By:	/s/ Jose Barella
Name:	Jose Barella
Title:	Global Chairman

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Exhibit C

Final Draft of First Amendment to Facility

AMENDMENT NO. 1 dated as of March 8, 2013 to the credit agreement referred to below (this “Amendment No. 1”), between SCYNEXIS, INC., a corporation organized under the laws of Delaware (the “Company”), and HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America (the “Bank”).

WHEREAS, the Company and the Bank are party to a credit agreement dated as of April 9, 2010 (the “Existing Credit Agreement”), providing for revolving credit loans and a term loan to be made by the Bank to the Company in an aggregate principal amount of up to $15,000,000; and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement in certain respects, including to extend the maturity thereof.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise expressly defined herein, terms defined in the Existing Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below and to the accuracy, on the Effective Date (as defined below), of the representations and warranties contained in Section 3 below, the Existing Credit Agreement shall be amended as follows:

2.01 References. References in the Existing Credit Agreement to “this Letter Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Existing Credit Agreement as amended hereby.

2.02 Extension of Maturity Date. Section 1.1(a) of the Existing Credit Agreement shall be amended by replacing the date “11 March, 2013” with the date “31 December, 2014”.

2.03 Interest Period. Section 1.8(a) of the Existing Credit Agreement shall be amended by adding the words “(as to which term a quotation for the London interbank offered rate is published)” following the words “90 days”.

Section 3. Representations and Warranties. The Company represents and warrants to the Bank that as of the date hereof both immediately prior to and after giving effect to this Amendment No. 1 (a) the representations and warranties of the Company set forth in the Existing Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof, as if each reference therein to “this Letter Agreement” included reference to this Amendment No. 1, and (b) no Event of Default or event which with notice or lapse of time or both would become an Event of Default, has occurred and is continuing.

Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Existing Credit Agreement set forth in said Section 2 shall become effective subject to the satisfaction of the following conditions precedent on or before March 11, 2013 (the first date upon which such conditions shall have been satisfied herein referred to as the “Effective Date”):

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4.01 Documents. The Bank shall have received the following documents, each of which shall be satisfactory to the Bank in form and substance:

(a) Amendment No. 1. An executed copy of this Amendment No. 1.

(b) Secretary’s Certificate. A certificate from the Secretary of the Company certifying (i) as to the incumbency and signature of each officer authorized to execute and deliver on behalf of the Company this Amendment No. 1, (ii) that attached thereto are the true and complete copies of the Certificate of Incorporation and the By-Laws of the Company and all amendments thereto, and (iii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Amendment No. 1 (or, in each case, written confirmation that such documents have not changed since those delivered in connection with the most recent amendment of the Existing Credit Agreement).

(c) Confirmation and Extension of Guaranty. A letter from Sanofi (formerly, sanofi-aventis) extending the expiration date of the Guaranty to January 30, 2015 and confirming that the Guaranty remains in full force and effect after giving effect to this Amendment No. 1.

Section 5. Miscellaneous. Except as otherwise expressly set forth herein, nothing in this Amendment No. 1 shall be deemed to constitute an amendment or modification of any provision of the Existing Credit Agreement. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. l to be duly executed and delivered as of the day and year first above written.

COMPANY SCYNEXIS, INC.

By:	/s/ Yves Ribeill
Name: Yves Ribeill
Title: CEO & President

BANK HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Courtney Wright
Name: Courtney Wright
Title: Vice President Multinationals #19791

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Exhibit D

HEOS Waiver

WAIVER

REFERENCE IS HEREBY MADE to that certain Reimbursement Agreement; General Security Agreement by and between Sanofi, a French Société Anonyme (“Secured Party”), and Scynexis, Inc., a Delaware Corporation (“Debtor”), dated as of April 9, 2010 (the “Security Agreement”). Unless otherwised defined herein, capitalized terms used in this document shall have the meaning ascribed to them in the Security Agreement.

On the basis of the attached certificate executed by Charles F. Osborne, Jr. in his personal capacity, on or about the date hereof, (i) the Secured Party hereby irrevocably acknowledges and agrees that the Debtor has disposed of all rights in HEOS® information management software, together with all parts, accessories, attachments, replacements thereof and additions thereto other than any hardware including any tangible Collateral in which such elements have been uploaded in the past (collectively the “HEOS Software”) and (ii) the Secured Party hereby irrevocably and unconditionally waives all licenses, rights (including, without limitation, any rights to sublicense the HEOS Software and any rights to assign or transfer its rights to the HEOS Software, regardless of any past or future event giving rise to an Event of Default (as defined in the Security Agreement) or otherwise) and claims (whether current, future, actual or contingent) the Secured Party has or may have with respect to the HEOS Software under or in connection with section 7 of the Security Agreement.

SANOFI

By:	/s/ Jerome Contamine
Jérôme Contamine
Executive Vice President, Chief Financial Officer

Date: 8 March 2013

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CONFIRMATION AND EXTENSION LETTER

To:	HSBC Bank USA, National Association,

452 Fifth Avenue, New York, NY 10018, USA

(the “Bank”)

11 March 2013

Dear Sirs,

1.	The undersigned, Sanofi, a société anonyme incorporated in France with a share capital of Euro 2,652,685,918 with its registered office at 54 rue de la Boétie, 75008 Paris registered with the Paris Registry of Commerce and Companies (Registre du Commerce et des Sociétés) under number 395 030 844 (the “Guarantor”) refers to a first demand guarantee agreement entitled “Stand-Alone First Demand Guarantee” (the “Guarantee”) dated 9 April 2010 entered into with the Bank as beneficiary.

2.	Unless otherwise defined herein, capitalised terms shall have the meaning ascribed to them in the Guarantee.

3.	Whereas, the Bank and the Borrower have agreed to enter into, prior to 11 March 2013, an amendment agreement the purpose of which being to amend the Facility by postponing the Maturity Date (as defined in the Facility) thereof from 11 March 2013 to 31 December 2014 (such amendment agreement, the “First Amendment to Credit Agreement”).

4.	Sanofi hereby irrevocably confirms that, as from the moment the First Amendment to Credit Agreement shall have been executed by both the Bank and the Borrower and shall have become effective, (i) in article 3 of the Guarantee, the words “30 April 2013” immediately following the words “will remain in force until” and immediately preceding the words “, midnight Paris (France) time” shall be replaced by the words “30 January 2015” and (ii) accordingly, “Expiration Date” in the Guarantee shall mean 30 January 2015, midnight Paris (France) time.

5.	Sanofi hereby agrees and confirms to the Bank, in so far as necessary, that, the obligations of Sanofi (whether current, future, actual or contingent) as set out in the Guarantee (as amended by section 4 hereof) will remain in full force and effect after the Borrower and the Bank having entered into the First Amendment to Credit Agreement, notwithstanding the Borrower and the Banking having done so.

6.	For the avoidance of doubt, any reference in this letter to the Facility or the First Amendment to Credit Agreement, is made for reference purposes only and cannot in any case be interpreted as a waiver, by one or other of the parties to the Guarantee, of the independent nature of the Guarantor’s commitment under the Guarantee.

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7.	For further avoidance of doubt, this confirmation letter shall not be construed as the issuance of a new guarantee within the meaning of articles L. 225-35 and R. 225-28 of the French Commercial Code.

8.	This letter and any non-contractual obligations arising out of or in connection with it, is governed by and shall be construed in accordance with the laws of France. The courts falling within the territorial jurisdiction of the Tribunal de Commerce of Paris, France, are to have exclusive jurisdiction to settle any dispute arising out of or in connection with this letter and the Guarantee (including a dispute relating to the existence, validity or termination of this letter and/or of the Guarantee).

Executed in two (2) originals on 11 March 2013
For:	SANOFI
By:	Jérôme Contamine /s/ Jérôme Contamine
Title:	Executive Vice President, Chief Financial Officer

We acknowledge the receipt of this letter

For:	HSBC BANK USA, NATIONAL ASSOCIATION
By:
Titles:

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